  MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES FLEXIBLE INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

                                                                    AMOUNT OF    % OF
                                      OFFERING        TOTAL          SHARES     OFFERING  % OF FUNDS
   SECURITY      PURCHASE/   SIZE OF  PRICE OF      AMOUNT OF       PURCHASED  PURCHASED    TOTAL
   PURCHASED    TRADE DATE  OFFERING   SHARES        OFFERING        BY FUND    BY FUND     ASSETS       BROKERS      PURCHASED FROM
                                                                      Credit
                                                                                                      Suisse, HSBC,
                                                                                                      Deutsche Bank
Pemex Project    10/17/07      --      $99.32   $1,500,000,000.00   110,000       0.01%      0.21%    Securities,     Credit Suisse
Funding Master                                                                                           Morgan
                                                                                                         Stanley,
                                                                                                      Merrill Lynch
                                                                                                        & Co., UBS
                                                                                                        Investment
                                                                                                           Bank
                                                                                                        Goldman,      Goldman Sachs
                                                                                                      Sachs & Co.,
                                                                                                      Citi, Credit
    Texas                                                                                                Suisse,
 Competitive                                                                                            JPMorgan,
   Electric                                                                                              Morgan
 10.250% due                                                                                            Stanley,
  11/1/2015                                                                                              Lehman
   Series B      11/29/07      --      $95.00   $2,000,000,000.00  100,000.00     0.00%      0.19%      Brothers
                                                                                                         Lehman      Lehman Brothers
                                                                                                        Brothers,
                                                                                                        Goldman,
                                                                                                      Sachs & Co.,
                                                                                                          Bear,
                                                                                                        Stearns &
                                                                                                        Co., Inc,
                                                                                                         Bank of
                                                                                                         America
                                                                                                       Securities
                                                                                                       LLC, Citi,
  Freddie Mac                                                                                            Credit
  PFD 8.375%     11/29/07      --      $25.00   $6,000,000,000.00    2,175        0.00%      0.11%      Suisse,
                                                                                                        Deutsche
                                                                                                          Bank
                                                                                                       Securities,
                                                                                                         Morgan
                                                                                                      Stanley, UBS
                                                                                                       Investment
                                                                                                          Bank
                                                                                                          Cit,
                                                                                                        JPMorgan,
    General      11/29/07      --      $99.195  $4,000,000,000.00  245,000.00     0.00%      0.49%      Lehman       Lehman Brothers
   Electric                                                                                             Brothers,
Company 5.250%                                                                                           Morgan
 due 12/6/2017                                                                                           Stanley